UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 10, 2025

Hercules Capital, Inc.
(Exact name of registrant as specified in its charter)

Maryland	814-00702	74-3113410
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

1 North B Street, Suite 2000 San Mateo, CA	94401
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (650) 289-3060
Not Applicable
(Former name or address, if changed since last report)

Check the appropriate box below if the Form
8-K
filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	HTGC	New York Stock Exchange
6.25% Notes due 2033	HCXY	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule
12b-2
of the Securities Exchange Act of 1934
(§240.12b-2
of this chapter)
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.
Notes Offering
On June 16, 2025, in connection with a previously announced public offering, Hercules Capital, Inc. (the “Company”) and U.S. Bank Trust Company, National Association, as trustee (the “Trustee”), entered into a Ninth Supplemental Indenture (the “Ninth Supplemental Indenture”) to that certain indenture, dated March 6, 2012, between the Company and the Trustee (together with the Ninth Supplemental Indenture, the “Indenture”). The Ninth Supplemental Indenture relates to the Company’s issuance, offer and sale of $350,000,000 in aggregate principal amount of its 6.000% Notes due 2030 (the “Notes”).
The Notes will mature on June 16, 2030, unless previously redeemed or repurchased in accordance with their terms. The interest rate of the Notes is 6.000% per year and will be paid semiannually in arrears on June 16 and December 16 of each year, commencing December 16, 2025. The Notes are the Company’s unsecured obligations that rank senior in right of payment to all of the Company’s existing and future indebtedness that is expressly subordinated, or junior, in right of payment to the Notes. The Notes will not be guaranteed by any of the Company’s current or future subsidiaries. The Notes will rank pari passu
, or equally, in right of payment with all of the Company’s existing and future liabilities that are not so subordinated, or junior. The Notes will effectively rank subordinated, or junior, to any of the Company’s secured indebtedness (including unsecured indebtedness that the Company later secures) to the extent of the value of the assets securing such indebtedness. The Notes will rank structurally subordinated, or junior, to all existing and future indebtedness (including trade payables) incurred by the Company’s subsidiaries, financing vehicles or similar facilities.
The Notes may be redeemed in whole or in part at any time or from time to time at the Company’s option at par, plus a “make whole” premium, if applicable.
The Indenture contains certain covenants, including covenants requiring the Company to comply with Section 18(a)(1)(A) as modified by Section 61(a) of the Investment Company Act of 1940, as amended (the “1940 Act”), or any successor provisions, giving effect to any exemptive relief granted to the Company by the Securities and Exchange Commission (the “SEC”) (even if the Company is no longer subject to the 1940 Act), and to provide certain financial information to the holders of the Notes and the Trustee if the Company should no longer be subject to the reporting requirements of Sections 13 or 15(d) of the Securities Exchange Act of 1934, as amended, to file any periodic reports with the SEC. These covenants are subject to important limitations and exceptions that are set forth in the Indenture.
The Notes were offered and sold in an offering registered under the Securities Act of 1933, as amended, pursuant to the Company’s registration statement on Form
N-2
(Registration
No. 333-283735)
previously filed with the SEC on December 11, 2024, and as supplemented by a preliminary prospectus supplement dated June 11, 2025 and a final prospectus supplement dated June 11, 2025, filed with the SEC on June 13, 2025. This Current Report on Form
8-K
shall not constitute an offer to sell or a solicitation of an offer to buy any securities, nor shall there be any sale of these securities in any state or jurisdiction in which such an offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or other jurisdiction. The transaction closed on June 16, 2025.
The Company expects to use the net proceeds from this offering to repay outstanding secured indebtedness under its financing arrangements.
The foregoing descriptions of the Ninth Supplemental Indenture and the Notes do not purport to be complete and are qualified in their entirety by reference to the full text of the Ninth Supplemental Indenture and the form of global note representing the Notes, respectively, each filed or incorporated by reference as exhibits hereto and incorporated by reference herein.
Fourth Amendment to Loan and Security Agreement
On June 10, 2025, Hercules Funding IV LLC, a Delaware limited liability company and a special purpose wholly-owned subsidiary of the Company (“HFIV”) entered into the Fourth Amendment to Loan and Security Agreement

(the “MUFG Fourth Amendment”), with the lenders party thereto, and MUFG Bank, Ltd., as agent, a joint lead arranger, swingline lender and sole bookrunner, which amends the Loan and Security Agreement, dated as of February 20, 2020, as amended by the First Amendment to Loan and Security Agreement, dated as of June 18, 2021, as further amended by the Second Amendment to Loan and Security Agreement, dated as of June 10, 2022, and as further amended by the Third Amendment to Loan and Security Agreement, dated as of January 13, 2023 (the “MUFG Loan Agreement” and, as amended by the MUFG Fourth Amendment, the “MUFG Amended Loan Agreement”), with HFIV, as borrower, the lenders from time to time party thereto and MUFG Bank, Ltd., as agent.
The MUFG Fourth Amendment amends certain provisions of the MUFG Loan Agreement to, among other things, (i) upsize the facility from $400.0 million to $440.0 million, (ii) provide that Borrowings accrue interest at a rate per annum equal to Term SOFR for the Interest Period therefore plus a SOFR Margin ranging from 2.50% per annum to 2.75% per annum depending on the Average Used Line Amount Percentage for such period, (iii) modify the Unused Fee Amount portion of the unused line fee calculation, to a range of 0.375% to 0.75% depending on the Average Used Line Amount Percentage for such period, (iv) extend the maturity of the revolving credit facility under the MUFG Loan Agreement to June 10, 2029, unless sooner terminated in accordance with its terms, and (v) modify the minimum tangible net worth covenant to an amount that is in excess of $1,100,000,000. Capitalized terms used and not otherwise defined herein shall have the meaning specified in the MUFG Amended Loan Agreement.
The above description is only a summary of the material provisions of the MUFG Fourth Amendment and is qualified in its entirety by reference to the MUFG Fourth Amendment, a copy of which is filed as an exhibit hereto and incorporated by reference herein.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant
The information set forth under Item 1.01 of this Form
8-K
is incorporated herein by reference.

Item 8.01	Other Events
On June 11, 2025, the Company entered into an underwriting agreement (the “Underwriting Agreement”) by and am on
g the Company and Goldman Sachs & Co. LLC and SMBC Nikko Securities America, Inc., as representatives of the several underwriters named in Schedule A thereto (the “Underwriters”), in connection with the issuance and sale of the Notes (the “Offering”).
The Offering was made pursuant to the Company’s effective shelf registration statement on Form
N-2
(Registration
No. 333-283735)
previously filed with the SEC, as supplemented by a preliminary prospectus supplement dated June 11, 2025, a final prospectus supplement dated June 11, 2025, filed with the SEC on June 13, 2025, and a pricing term sheet dated June 11, 2025.
The foregoing description of the Underwriting Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Underwriting Agreement filed with this report as Exhibit 1.1 and which is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits
(d) Exhibits.

Number	Exhibit

1.1*	Underwriting Agreement, dated June 11, 2025, by and among Hercules Capital, Inc. and Goldman Sachs & Co. LLC and SMBC Nikko Securities America, Inc. as representatives of the several underwriters named on Schedule A.

4.1	Indenture, dated as of March 6, 2012, between the Registrant and U.S. Bank National Association (Incorporated by reference to Exhibit (d)(7) of the Company’s Post-Effective Amendment No. 1 to the Registration Statement on Form N-2, File No. 333-179431, filed on April 17, 2012).

4.2	Ninth Supplemental Indenture, dated as of June 16, 2025, between the Registrant and U.S. Bank Trust Company, National Association.

4.3	Form of 6.000% Note due 2030 (included in Exhibit 4.2 hereto).

5.1	Opinion of Dechert LLP.

10.1*	Fourth Amendment to Loan and Security Agreement, dated as of June 10, 2025, among Hercules Funding IV LLC, as borrower, the lenders from time to time party thereto, and MUFG Bank, Ltd., as agent, a joint lead arranger, swingline lender and sole bookrunner

23.1	Consent of Dechert LLP (included in Exhibit 5.1 hereto).

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

*
Certain schedules and exhibits have been omitted pursuant to Item 601(a)(5) of Regulation S-K. The Company agrees to furnish supplementally a copy of any omitted schedule or exhibit to the SEC upon its request.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HERCULES CAPITAL, INC.

June 16, 2025	By:	/s/ Seth H. Meyer
Seth H. Meyer
Chief Financial Officer